Eline Music.com, Inc.
                 (A Development Stage Company)
                         Balance Sheet
                    as of September 30, 2000

ASSETS
Current Assets
  Cash and cash equivalents                $    2,196
                                                        -----------------
       Total Current Assets                         2,196

Property and Equipment
  Equipment                                         240,180
  Furniture and fixtures                            6,672
  Leasehold improvements                     54,910
                                                        -----------------
                                                             301,762
  Accumulated depreciation                 (29,825)
                                                        -----------------
       Net Property and Equipment       271,937

Other Assets
  Investment in RRSI                         250,000
  Deposit on building                           50,000
                                                        -----------------
                                                       $  574,133
                                                        ==========

LIABILITIES AND STOCKHOLDER''S EQUITY

Current Liabilities
  Accounts payable                        $    44,701
  Note payable to stockholders          156,200
                                                        -----------------
       Total Current Liabilities             200,901

STOCKHOLDERS'' EQUITY
  Common stock ($.001 par value,
     75,000,000 shares authorized,
     10,852,500 shares issued and
     outstanding)                                   10,853
  Additional paid-in capital            1,083,163
  Deficit accumulated in the
   development stage                       (720,784)
                                                        -----------------

       Total Stockholders' Equity        373,232
                                                        -----------------
                                                     $    574,133
                                                     ===========



Unaudited - For management discussion & analysis only.


                     Eline Music.com, Inc.
                 (A Development Stage Company)
                    Statements of Operations
        For the period from Inception, November 2, 1999,
                     to September 30, 2000


Operating Expenses
   Net revenues  Developement, general and administrative     $    781,784
                                                                                                  ----------------
                                                                    Operating Loss          (781,784)

Other Income
   Unrealized gain on trading securities  Rental income                  61,000
                                                                                                  ----------------
Loss before provision for income taxes                                       (720,784)

Provision for income taxes                                                                 -
                                                                                                  ----------------

                                                                           Net Loss         $ (720,784)
                                                                                                  =========

Earnings per share:
  Basic and diluted                                                                    $
                                                                                                  =========
Basic and diluted weighted average shares outstanding

Unaudited - For management discussion & analysis only

                     Eline Music.com, Inc.
                 (A Development Stage Company)
                    Statements of Cash Flows
        For the period from Inception, November 2, 1999,
                     to September 30, 2000

Operating Activities
  Net (loss)                                                                                                      $    (720,784)
  Adjustments to reconcile net (loss) to
   net cash used by operating activities
       Depreciation                                                                                                     29,825
       Common stock issued for services                                                                 160,000
       Changes in operating assets and liabilities:
           Increase in accounts payable                                                                        44,701
           Increase in accrued expenses                                                                                0
                                                                                                                       -------------
                           Net Cash (Used in) Provided by Operating Activities              (486,258)

Investing Activities
  Purchase of property and equipment                                                                  (301,762)
  Purchase of RRSI                                                                                               (250,000)
  Deposit on building                                                                                              (50,000)
                                                                                                                       -------------
                          Net Cash Used in Investing Activities                                        (601,762)

Financing Activities
  Advances from stockholders                                                                                156,200
  Conversion of founder's debt                                                                               255,000
  Proceeds from sale of stock                                                                                 679,016
                                                                                                                       -------------
                            Net Cash Provided by Financing Activities                           1,090,216
                                                                                                                       -------------

                                Change in Cash and Cash Equivalents                                     2,196

Cash and cash equivalents, beginning of period                                                             0
                                                                                                                       -------------

Cash and cash equivalents, end of period                                                          $    2,196
                                                                                                                       ==========

Unaudited - For management discussion & analysis only.